UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2020

BRIDGEWAY NATIONAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55505	45-5523835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1015 15th Street NW, Suite 1030

Washington, DC 20005

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (202) 846-7869

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BDGY	OTC Pink

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “Bridgeway,” “the Company,” “we,” “us” and “our” refer to Bridgeway National Corp.

Item 1.01 Entry into a Material Agreement

Effective October 15, 2020, Bridgeway entered into two purchase agreements (the “Purchase Agreements”) pursuant to which we agreed to acquire 100% of the outstanding capital stock of Merchandize Liquidators, Inc., a Miami-Florida based direct wholesale and retail liquidator of surplus merchandise (“MLI”).

The first Purchase Agreement with CW Merchandize Liquidators, LLC (“CW Merchandize”), the minority shareholder of MLI (the “CW Merchandize Purchase Agreement”), provides for the acquisition of CW Merchandize’s shares in MLI in exchange for payment of cash consideration of $6.999 million. The second Purchase Agreement with Edgar Martinez, the majority shareholder of MLI (the “Martinez Purchase Agreement”), provides for the acquisition of his shares in MLI in exchange for the issuance of 252,644,000 shares of Bridgeway Class A Common Stock.

In addition to the above terms, the Purchase Agreements contain customary representations, warranties, covenants and indemnities of the parties. Closing of the transactions contemplated by the CW Merchandize Purchase Agreement and the Martinez Purchase Agreement is contingent, among other matters, on the contemporaneous closing under both Purchase Agreements.

The foregoing summary of the Purchase Agreements does not purport to be complete and is subject to and qualified in its entirety by the full texts of the CW Merchandize Purchase Agreement and the Martinez Purchase Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this report respectively and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Purchase Agreement dated October 15, 2020 by and between Bridgeway National Corp. and CW Merchandize Liquidators, LLC.

10.2	Purchase Agreement dated October 15, 2020 by and between Bridgeway National Corp. and Edgar Martinez.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGEWAY NATIONAL CORP.

By:	/s/ Eric Blue
Eric Blue
Chief Executive Officer

Dated: October 19, 2020